EXHIBIT 10
                                   ----------




                              LEVEL 8 SYSTEMS, INC.
                       EMPLOYEE STOCK PURCHASE PLAN (U.S.)

                                TABLE OF CONTENTS


                              LEVEL 8 SYSTEMS, INC.
                       EMPLOYEE STOCK PURCHASE PLAN (U.S.)


1.  PURPOSE                                                                   15
2.  DEFINITIONS                                                               15
3.  ELIGIBILITY  AND  PARTICIPATION                                           16
4.  PAYROLL  DEDUCTIONS                                                       16
5.  CASH WITHDRAWALS AND DISTRIBUTIONS UPON  TERMINATION OF PARTICIPATION     17
6.  GRANT  OF  OPTION  AND  OPTION  EXERCISE  PRICE                           17
7.  EXERCISE  OF  OPTION                                                      18
8.  STOCK  SUBJECT  TO  ESPP                                                  18
9.  ADMINISTRATION                                                            18
10.  ADMINISTRATIVE  FEES                                                     18
11.  TRANSFERABILITY                                                          18
12.  ADJUSTMENTS  UPON  CHANGES  IN  CAPITALIZATION                           18
13.  AMENDMENT  OR  TERMINATION                                               19
14.  NOTICES                                                                  19
15.  NO  CONTRACT                                                             19
16.  HEADINGS  AND  CONSTRUCTION                                              19
17.  APPROVAL  OF  STOCKHOLDERS                                               19

                              LEVEL 8 SYSTEMS, INC.
                       EMPLOYEE STOCK PURCHASE PLAN (U.S.)


     1.     PURPOSE.  The  purpose  of  the  Level 8 Systems, Inc.
Employee  Stock  Purchase  Plan  (U.S.)  (the "ESPP") is to provide employees of
Level 8 Systems, Inc., a New York corporation (the "Company"), and its U.S. subsidiary companies with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company through the purchase of Common Stock of the Company ("Common Stock"). The Company intends the ESPP to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. Accordingly, the provisions of the ESPP shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423. This ESPP shall be effective as of May 15, 1999.

     2.     DEFINITIONS

          (a)     "Base  Salary" means base salary and wages paid to an Eligible
                   ------------
Employee by the Company and a Designated U.S. Subsidiary, excluding commissions, income attributable to the exercise of stock options, bonuses, and awards.

(b)     "Board  of  Directors"  means  the  board  of  directors of the Company.
         --------------------

          (c)     "Code"  means  the  Internal Revenue Code of 1986, as amended.
                   ----

          (d)     "Designated  U.S. Subsidiary" means a United States Subsidiary
                   ---------------------------
which the Board of Directors, or its designee, has designated as eligible to participate in the ESPP.

          (e)     "Eligible  Employee"  means  any  Employee of the Company or a
                   ------------------
Designated U.S. Subsidiary for purposes of the Federal Insurance Contributions Act, excluding:

          (1) any Employee who customarily is employed for twenty (20) hours per week or less;

          (2) any Employee who would own (immediately after the grant of an option under the ESPP and applying the rules of Code Section 424(d) in determining stock ownership) shares, and/or hold outstanding options to purchase shares, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Parent or Subsidiary; and

          (3) any Employee who customarily is employed for five (5) months or less.

          (f)     "Employee"  means any person who is employed by the Company or
                   --------
a  Subsidiary.

          (g)     "Entry  Date"  means  the  first  day  of each Offering Period
                   -----------

          (h)     "Offering  Period"  means each  three-month  period  beginning

                    ----------------
 May 15, August  15,  November  15  and  February  15.

          (i)     "Parent"  means  a  corporation (other than the Company) in an
                   ------
unbroken chain of corporations ending with the Company if, at the time of the granting of the option hereunder, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (j)     "Participant"  means  an Employee who participates in the ESPP
                   -----------
pursuant  to  Paragraph  3.

          (k)     "Subsidiary"  means  a corporation (other than the Company) in
                   ----------
an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option hereunder, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.     ELIGIBILITY  AND  PARTICIPATION

          (a) Any person who is an Eligible Employee on an Entry Date shall be eligible to become a Participant in the ESPP beginning on that Entry Date and shall become a Participant as of that Entry Date by completing an authorization form provided by the Company, in the form and containing the terms and conditions as the Company from time to time may determine, and filing it with the Company by the date required by the Company.

          (b) Any person who first becomes an Eligible Employee during an Offering Period shall be eligible to become a Participant in the ESPP as of the first day of the Offering Period beginning after the date upon which that person became an Eligible Employee and shall become a Participant as of such date by completing an authorization form provided by the Company, in the form and containing the terms and conditions as the Company from time to time may determine, and filing it with the Company by the date required by the Company;

          (c) A person shall cease to be a Participant upon the earliest to occur of:

          (1) the date of a termination of employment from the Company and all Subsidiaries, for any reason, before the last day of the Offering Period;

          (2) the first day of the Offering Period following a cessation of payroll deductions for the Participant under the ESPP or

          (3)     the date of a withdrawal by the Participant under Paragraph 5.

     4.     PAYROLL  DEDUCTIONS.   A  Participant  may contribute  to  the  ESPP
through  payroll  deductions  as  follows:

          (a) A Participant shall on his authorization form elect to have payroll deductions made from his Base Salary at a rate which, expressed as a percentage, shall be at least one percent (1%) and not exceed ten percent (10%) of his Base Salary.

          (b) Payroll deductions for a Participant shall commence for Base Salary paid during the Offering Period for which the authorization form is effective and shall continue until the effective date of an Employee's authorization to change the rate of his payroll deductions or stop payroll deductions.

          (c) A Participant may change the rate of his payroll deductions effective on the first day of any Offering Period, provided the Employee files with the Company his authorization form by the date required by the Company. However, a Participant may elect to stop payroll deductions effective as of the first day of the payroll period coinciding with or immediately following the Company's processing the Participant's request.

          (d) All payroll deductions made for a Participant shall be credited to his account under the ESPP. All payroll deductions made from Participants' Base Salary under the ESPP shall be commingled with the general assets of the Company and no separate fund shall be established. Participants' accounts are solely for bookkeeping purposes and the Company shall not be obligated to pay Participants interest on account balances.

     5.     CASH  WITHDRAWALS  AND  DISTRIBUTIONS  UPON  TERMINATION  OF
PARTICIPATION

          (a) A Participant may elect to withdraw the balance of the cash credited to his account under the ESPP by giving written notice to the Company prior to the date specified by the Company before the end of the current Offering Period.

          (b) The Company shall pay the cash balance of a Participant's account to the Participant as soon as administratively feasible following the date of processing of the withdrawal request or the date a person ceases to be a Participant pursuant to Paragraph 3(c), as applicable.

          (c) On the date of the Company's receipt and processing of a Participant's withdrawal request or the date a person ceases to be a Participant pursuant to Paragraph 3(c), the Participant's outstanding options under the ESPP shall immediately terminate. A Participant who receives a withdrawal of the cash balance of his or her account under the ESPP shall not be entitled to participate in the ESPP until the next Entry Date.

          (d) If a Participant withdraws the cash balance of his account, no further payroll deductions will be made from the Participant's Compensation.

     6.     GRANT  OF OPTION AND OPTION EXERCISE PRICE

          (a) As of the beginning of each Offering Period, a Participant is granted an option to purchase a whole number of shares at eighty-five percent (85%) of the lesser of the fair market value as of the first day of each Offering Period or the last day of each Offering Period up to an amount which does not exceed the Participant's payroll deduction for that Offering Period. The option price of each share of Common Stock to be purchased with a Participant's account during a Offering Period shall be equal to eighty-five percent (85%) of the lesser of the fair market value of one share of Common Stock on the first day of the Offering Period or the fair market value of one share of Common Stock on the last day of the Offering Period.

          (b) Notwithstanding the preceding subparagraph or any other provisions of the ESPP no Participant shall be granted an option which permits his rights to purchase shares under all employee stock purchase plans of the Company and its Parent and Subsidiaries to accrue at a rate which exceeds
$25,000 of the fair market value of the shares (determined at the time the option is granted) for each calendar year in which such stock option is outstanding at any time.

          (c) For purposes of the preceding subparagraphs, the fair market value of a share of Common Stock on the first and last day of each Offering Period shall be determined as of each such date, or the most immediately preceding business day with respect to which the information required in the following clauses is available, as follows:

          (1) if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

          (2) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the NASDAQ Stock Market;

          (3) if no such closing sale price information is available, the average of the closing bid and asked prices as reported by the NASDAQ Stock Market; or

          (4) if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service.

(d) All options granted during an Offering Period shall expire on the last day of that Offering Period.

     7. EXERCISE OF OPTION . A Participant's option for the purchase of shares during an Offering Period will be automatically exercised for him on the last day of each Offering Period for the purchase of the maximum number of whole shares which the Participant's account on that day can purchase at the option exercise price; provided, however, the number of shares purchased for a Participant shall not be less than 10 shares. Any funds remaining after the exercise of a Participant's option shall be held and will be available for purchases of shares on the last day of the next succeeding Offering Period.

     8.     STOCK  SUBJECT  TO  ESPP

          (a) The shares of Common Stock to be sold to Participants under the ESPP may, at the election of the Company, be either treasury shares, shares originally issued for such purpose or shares acquired on the open market. The maximum number of shares made available for sale under the ESPP shall be one hundred eighty-five thousand (185,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 12. If the total number of shares for which options are to be exercised in accordance with Paragraph 7 exceeds the number of shares then available under the ESPP, the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

          (b) A Participant will have no interest in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a Participant under the ESPP will be registered in the name of the Participant, or if so directed by the Participant and if permissible under applicable law, in the names of the Participant and one other person designated by the Participant, as joint tenants with rights of survivorship.

     9. ADMINISTRATION. The ESPP shall be administered by the Committee, which shall be comprised of at least two members of the Board of Directors who are "non-employee directors," as defined in Rule 16b-3 as promulgated under the Securities Exchange Act of 1934. Subject to the provisions of the ESPP, the Committee shall have full and conclusive authority to interpret the ESPP; to prescribe, amend and rescind rules and regulations relating to the ESPP; and to make all other determinations necessary or advisable for the proper administration of the ESPP. The Committee's decisions shall be final and binding. The Committee may delegate the duty to perform administrative functions.

     10. ADMINISTRATIVE FEES. The Committee may charge Participants' accounts for reasonable administrative fees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan.

     11. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant. Any attempted assignment, transfer, pledge, or other disposition shall be without effect.

     12.     ADJUSTMENTS  UPON CHANGES IN CAPITALIZATION.

          (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee to the number and kind of shares available for the granting of options, or as to which outstanding options shall be exercisable, and to the option price. No fractional shares shall be issued or optioned in making any such adjustments. All adjustments made by the Committee under this paragraph shall be conclusive.

          (b) In the event of or in anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Common Stock, the Committee may make such adjustments with respect to options and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new options, the termination of outstanding options for cash, the adjustment of outstanding options, or the acceleration of options.

          (c) The grant of an option pursuant to the ESPP shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     13.     AMENDMENT  OR  TERMINATION.
     The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, or Employees are subject. No amendment or termination of the Plan shall adversely affect the rights of an Employee without his consent with respect to Common Stock previously acquired under the Plan.

     14. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the ESPP shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company.


     15. NO CONTRACT. The ESPP shall not be deemed to constitute a contract between the Company or any Subsidiary and any Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in the ESPP shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time, regardless of the effect which such discharge shall have upon him or her as a Participant.

     16.     HEADINGS  AND  CONSTRUCTION.  The
headings to Paragraphs in the ESPP have been included for convenience of reference only. The ESPP shall be interpreted and construed in accordance with the laws of the State of New York.

     17.     APPROVAL OF STOCKHOLDERS.  The ESPP
shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the adoption of the ESPP by the Board of Directors. The ESPP is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval shall render the ESPP and all outstanding options issued thereunder void and of no effect.

     IN WITNESS WHEREOF, the Company has caused this ESPP to be executed as of this 26th day of May, 1999.


          LEVEL  8  SYSTEMS,  INC.


                                   By:  /s/  Steven  Dmiszewicki
                                   -----------------------------
                                             Steven  Dmiszewicki

                                   Title:  President


ATTEST:


By:  /s/  Dennis  McKinnie
--------------------------
            Dennis  McKinnie

Title:   Senior  Vice  President,  Chief  Legal
         and  Administrative  Officer

     [CORPORATE  SEAL]